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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 30, 2001


                             Waxman Industries, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

Delaware                            0-5888                        34-0899894
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(State or other jurisdiction        (Commission File           (IRS Employer
of incorporation)                     Number)                   Identification
                                                                   Number)

             24460 Aurora Road, Bedford Heights, Ohio         44146
             ----------------------------------------         -----
             (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (440) 439-1830
       ------------------------------------------------------------------

                                 Not Applicable
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On March 30, 2001, the Board of Directors (the "Board") of Waxman Industries, Inc. (the "Company") approved a change in the Company's principal accountant responsible for auditing the Company's financial statements from Arthur Andersen LLP ("AA") to Meaden & Moore, Ltd. ("Meaden"). AA was dismissed by the Company, effective March 30, 2001, solely in furtherance of the Company's objective to lower certain administrative expenses.

         AA's report on the financial statements of the Company for the fiscal year ended June 30, 2000 contained a qualified opinion which noted that the Company had suffered recurring losses from operations, had not paid its interest payment on its Deferred Coupon Notes, had a net stockholders' deficit and had planned to file a pre-negotiated consensual joint plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code. Such qualified opinion also noted that these conditions raised substantial doubt about the Company's ability to continue as a going concern.

         During the Company's two most recent fiscal years and the subsequent interim period preceding the dismissal of AA, there were no disagreements with the AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company has authorized Arthur Andersen LLP to respond fully to the inquiries of the successor accountant, Meaden, regarding prior audits. The Company requested AA to furnish a letter to the Securities and Exchange Commission stating whether AA agrees with the statements made by the Company in this Form 8-K. Such letter is attached as an exhibit to this Form 8-K.


(b) On March 30, 2001, the Board approved the engagement of Meaden as the Company's principal accountant to audit the Company's financial statements, effective March 31, 2001. The Company has not engaged Meaden for any purpose prior to this engagement as the Company's principal accountant responsible for auditing the Company's financial statements.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WAXMAN INDUSTRIES, INC.
                                    (Registrant)


Date:    April 4, 2001              By:    /s/ Mark W. Wester
                                       ----------------------
                                    Name: Mark W. Wester
                                    Title: Vice President - Finance and
                                    Chief Financial Officer




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                                INDEX TO EXHIBITS


Exhibit No.                                                             Page No.
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16.1     Letter, dated April 2, 2001, from Arthur Andersen LLP to the
         Securities and Exchange Commission regarding its termination as the Company's principal accountant responsible for auditing the Company's financial statements.